                                AGREEMENT

     THIS AGREEMENT by and between CELLULAR 2000, a Michigan partnership ("Licensee"), CELLULAR 2000 TELEPHONE CO., a Michigan partnership
("Transferor") and DOBSON CELLULAR OF CALIFORNIA, INC., an Oklahoma corporation ("Transferee") is effective as of the 1st day of April, 1998.

                               WITNESSETH

     WHEREAS, Licensee and Cellular One Group ("Licensor") have entered into a Cellular One License Agreement effective as of October 01, 1996 (the "License Agreement") whereby Licensor granted Licensee certain rights to use the Cellular One-Registered Trademark- mark and certain related marks in the CALIFORNIA 04-MADERA Rural Service Area 339A1, (the "Market") recognized and defined by the Federal Communications Commission ("FCC");

     WHEREAS, control of Licensee, which holds the FCC authorization for the Market, has been transferred from Transferor to Transferee, and the FCC has consented to such change of control; and

     WHEREAS, both Licensee and Transferee desire to have Licensee continue as a licensee under the License Agreement;

     NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Licensee and Transferee hereby acknowledge that Licensee shall continue to be entitled to the rights, and subject to the obligations, of a licensee under the License Agreement, and further shall remain subject to any and all limitations, qualifications and disabilities contained in the License Agreement and/or resulting from the application of any of the provisions thereof (including the default, or the existence of probation status pursuant to Section XI.E of the Cellular One-Registered Trademark- License Agreement), all of which limitations, qualifications and disabilities shall continue unaffected by virtue of this change of control of Licensee. Upon Licensee's execution hereof, Licensee shall pay to Licensor, in accordance with Licensor's invoice, the customary fee then charged by Licensor in connection with such changes of control.

     2. Licensee hereby agrees to continue to comply fully with the License Agreement and all of the terms and provisions thereof.

     3. Nothing in the Agreement shall affect the obligations of Transferor under the License Agreement prior to the effective date of this Agreement.

     4. Transferee hereby expressly acknowledges and agrees that the provisions of Section III.C. of the Cellular One-Registered Trademark- License Agreement, which provide for an advisory customer survey during the first year of a licensee's operation, shall not be applicable to Transferee.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives, to be effective as of the date first above written.


CELLULAR 2000 TELEPHONE CO.
   It's General Partnership



By:  /s/ Gene Valentino
    -------------------------------------------

Name:   Gene Valentino
      -----------------------------------------

Title:  President
       ----------------------------------------

Date of Signature:   3/17/98
                    ---------------------------


ACCEPTED AND AGREED TO:

CELLULAR ONE GROUP

By:  /s/ Richard J. Lyons
   --------------------------------------------
       Richard J. Lyons
       President

DOBSON CELLULAR OF CALIFORNIA, INC.

By:    /s/ G. Edwards Evans
    ---------------------------------

Name:      G. Edwards Evans
      -------------------------------

Title:        President
       ------------------------------


PRIMARY CONTACT IN ORDINARY
COURSE OF BUSINESS:

Name            G. Edward Evans
     --------------------------------------

Title              President
      -------------------------------------

Company Dobson Cellular of California, Inc.
        -----------------------------------

Address       13439 N. Broadway Ext.
        -----------------------------------

City/State/Zip    Oklahoma City, OK 73114
               ----------------------------

Phone              405/391-8500
      -------------------------------------

Fax                405/391-8515
    ---------------------------------------

CONTACT FOR NOTICE PURPOSES:

Name             Ronald L. Ripley
     --------------------------------------

Title        Senior Corporate Counsel
      -------------------------------------

Company  Dobson Communications Corporation
        -----------------------------------

Address       13439 N. Broadway Ext.
        -----------------------------------

City/State/Zip    Oklahoma City, OK 73114
               ----------------------------

Phone              405/391-8500
      -------------------------------------

Fax                405/391-8515
    ---------------------------------------

CONTACT FOR BILLING PURPOSES:

Name  Trent LaForce
     -----------------------------------------

Title  Controller
      ----------------------------------------

Company  Dobson Communications Corporation
        --------------------------------------

Address  13439 N. Broadway Ext.
        --------------------------------------

City/State/Zip  Oklahoma City, OK  73114
               -------------------------------

Phone  405/391-8500
      ----------------------------------------

Fax  405/391-8515
    ------------------------------------------